Exhibit 10.10

EXECUTION VERSION
FIRST AMENDMENT TO S-WAY PLATFORM AND PRODUCT SHARING CONTRACT
This FIRST AMENDMENT TO S-WAY PLATFORM AND PRODUCT SHARING CONTRACT (this “Amendment”) is made and entered into as of June 17, 2022, by the undersigned, pursuant to that certain S-Way Platform and Product Sharing Contract, dated as of April 9, 2020 (the “Agreement”), by and between Iveco S.p.A., a Società per Azioni organized and existing under the laws of Italy (“Iveco”) and Nikola Corporation, a Delaware corporation (“Nikola”).
WHEREAS, Iveco and Nikola entered into that certain S-Way Platform and Product Sharing Contract, dated as of April 9, 2020 (the “Agreement”);
WHEREAS, pursuant to Section 15.7 of the Agreement, the Agreement may be amended upon the written agreement of Iveco and Nikola; and
WHEREAS, Iveco and Nikola desire to amend the Agreement as set forth in this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:
1.Section 1 – Definitions. Definitions under sections 1.14 (“Revenues”) and 1.15 (“Royalty”) of the Agreement are deleted in their entirety.
2.Section 6.2. Section 6.2 of the Agreement is deleted in its entirety.
3.Section 6.3. Section 6.3 of the Agreement is deleted in its entirety.
4.Section 6.4. Section 6.4 of the Agreement is deleted in its entirety.
5.Section 6.5. Section 6.5 of the Agreement is deleted in its entirety.
6.Annex A – Key Technology. Annex A to the Agreement is deleted in its entirety and replaced by the Annex A – Key Technology attached hereto.
7.Governing Law. This Amendment shall be governed by and construed in accordance with the Laws of the State of Delaware
8.Effectiveness. This Amendment shall become effective as of the date first set forth above.
9.Effect of this Amendment. In the event of any conflict or inconsistency between the Agreement and this Amendment, this Amendment shall prevail and control. Except as specifically amended as set forth herein, the Agreement shall remain in full force and effect in accordance with its terms.
10.Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

IVECO S.p.A.

By:	/s/ Luca Sra
Name:	Luca Sra
Title:	CEO

NIKOLA CORPORATION

By:	/s/ Michael Lohscheller
Name:	Michael Lohscheller
Title:	President, Nikola Motor

SIGNATURE PAGE
FIRST AMENDMENT TO S-WAY PLATFORM AND PRODUCT SHARING CONTRACT

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Annex A
First Amendment to S-Way Platform and Product Sharing Contract
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SC1:5165751.3